SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Fourth Quarter 2019 March 11, 2020

DISCLAIMER This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (“IHC”). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. Effective July 2, 2018, Santander transferred Santander Asset Management, LLC ("SAM") to SHUSA. The contribution of SAM to the Company transferred approximately $5.4 million of assets, $1.0 million of liabilities, and $4.4 million of equity to SHUSA. Although SAM is an entity under common control, its results of operations, financial condition, and cash flows are immaterial to the historical financial results of SHUSA. As a result, SHUSA elected to report the results of SAM on a prospective basis beginning July 2, 2018. As a result of the 2017 contribution of SFS in 2017 and SAM in 2018, SHUSA's net income is understated $1.0 million and $6.0 million for the year ended December 31, 2018 and 2017, respectively, and a contribution to stockholder's equity of $4.4million and $322.1 million was recorded on July 2, 2018, and July 1, 2017, respectively, which are immaterial to the overall presentation of the Company's financial statements for each of the periods presented. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation, actions and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (6) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (7) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (8) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (9) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to pay dividends to it; (10) changes in credit ratings assigned to SHUSA or its subsidiaries; (11) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share; (14) Santander Consumer USA Inc.’s (“SC’s”) agreement with Fiat Chrysler Automobiles US LLC (“FCA”) may not result in currently anticipated levels of growth, is subject to performance conditions that could result in termination of the agreement, and is also subject to an option giving FCA the right to acquire an equity participation in the Chrysler Capital portion of SC’s business; (15) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (16) changes in customer spending, investment or savings behavior; (17) loss of customer deposits that could increase our funding costs; (18) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (19) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (20) changes to income tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (22) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (23) acts of terrorism or domestic or foreign military conflicts; and acts of God, including pandemics and other significant health emergencies, and other natural disasters. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. 2

SANTANDER GROUP Banco Santander, S.A. (SAN SM, STD US, BNC LN) is a leading retail and commercial bank, founded in 1857 and headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas, and is one of the largest banks in the world by market capitalization. The United States is a core market for Santander Group, contributing 7% to 2019 underlying attributable profit 2019 Loans & Advances to Customers1 Contribution to 2019 Underlying attributable profit2 Spain, 15% Brazil, 28% Europe South America $9.1B SCF, 13% Underlying Attributable Profit1 Chile, 6% UK, 10% Argentina, 1% Uruguay & Andean Region, Portugal, 5% 2%3 Mexico, 9% Poland, 3% USA, 7% North America 3 1 Loans and advances to customers excluding reverse repos 2 Excluding corporate center (EUR -2,096M) and Santander global platform 3 Uruguay and Andean region underlying profit (EUR 213M)

SANTANDER US

SHUSA is an intermediate holding company ("IHC") for Santander US entities and issues senior unsecured notes under the ticker symbol "SOV"

SHUSA Highlights

- 7 major locations
- More than 15,000 employees
- $149B in assets
- More than 5M customers



SBNA
SIS
SC
SC
SC
BSI
BSPR
SC operates in all 50 states
Company location

Santander

SHUSA
100% Ownership

SBNA – Retail Bank 100% Ownership	SC – Auto Finance 72.4% Ownership[1]	BSI – Private Banking 100% Ownership	SIS – Broker Dealer 100% Ownership	BSPR – Retail Bank 100% Ownership
$85B Assets	$49B Assets	$6B Assets	$2B Assets	$6B Assets

SBNA – Retail Bank

Products include:
- C&I and commercial
- Multi-family
- Residential mortgage
- Dealer floorplan financing

SC – Auto Finance

- Preferred auto finance provider to Fiat-Chrysler
- Leading auto loan and lease originator and servicer
- #1 retail auto ABS issuer in 2019

BSI – Private Banking

- Private wealth management for HNW and UHNW clients

SIS – Broker Dealer

Investment banking services include:
- Global markets
- Global transaction banking
- Global debt financing
- Corporate finance

BSPR – Retail Bank

- Top 3 retail bank in Puerto Rico
- Established in 1972
- SHUSA recently agreed to sell Puerto **Rico's retail and** commercial franchise to FirstBank Puerto Rico

* As of December 31, 2019
1 Company purchased ~17.5M shares of SC, ~76.3%

4

Santander

SANTANDER BANK SBNA is a regional retail consumer bank with a stable deposit base in the northeast US SBNA Highlights > 575 branches > 2.3 million customers Other Loans Goodwill 2% 4% Other Assets 6% C&I and Other Commercial Cash 21% 6% Home Equity 6% » Continue to improve loyalty and the customer experience $85B across digital & physical channels in consumer bank Auto Loans SBNA » Improve earning asset mix to drive further improvement in 8% Assets margins * Investments » Online digital customers growth of 7% QPYQ driven by 19% roll-out of enhancements and digital capabilities Residential 9% CRE Multi-family 9% 10% 5 * Quarter over prior-year quarter

SANTANDER CONSUMER USA SC is a large and established auto finance provider across the full credit spectrum with demonstrated success through credit cycles SC Highlights NY PA OH 9 servicing centers 1.1M loans/leases IL CA 5,000 employees 2.9M customers NC TX GA LA FL SC top 10 state % concentration SC operates in all 50 states Offshore servicing Servicing center Indirect Auto and OEM Direct Auto Relationships » $59 billion in managed assets (includes $29B of loans, $17B of leases and $10B of assets serviced for others) » Preferred auto finance provider for FCA US LLC providing loans, leases, dealer floorplan Digital Auto » Leading auto ABS issuer in 2019 6

FY 2019 SHUSA HIGHLIGHTS » SHUSA net income for the full year 2019 was more than $1B » SHUSA 2019 return on average equity 4.23% vs. 4.11% in 2018 » SHUSA paid common stock dividends to Santander, the Company's sole shareholder, of $125 million per quarter. SC also announced a quarterly cash dividend of $0.22 per share, and an authorization to repurchase up to $1.1 billion of SC's outstanding common stock through the end of the second quarter of 2020 » SHUSA entered into an agreement to sell Santander BanCorp to FirstBank Puerto Rico. The transaction includes the sale of 27 branches (~$6.2B of assets) for a total consideration of ~$1.1B » SBNA completed the sale of 14 bank branches located in central Pennsylvania ($471M of deposits and $102M of retail and business loans) to First Commonwealth Bank » SBNA auto loan program with SC generated $7B in loans » SC announced an amendment to its agreement with FCA US LLC establishing an operating framework that is mutually beneficial for both parties for the remainder of the contract » SC was the leading auto loan and lease ABS issuer with $11.9 billion in ABS, and also launched its first-ever nonprime revolving ABS platform "SREV" » SC completed acquisition of $1.1 billion indirect auto loan portfolio from Gateway One Lending. » Ana Botin, Executive Chairman of Banco Santander, joined the Boards of Directors of SHUSA and SBNA. » Timothy Wennes became President and Chief Executive Officer (“CEO”) of SBNA. He joined SBNA from MUFG Union Bank in California. » Juan Carlos Alvarez became SHUSA and SBNA CFO and serves on the board of SC. 7

SANTANDER US KEY INITIATIVES » Integrate U.S. operations and support functions to improve efficiency SHUSA » Optimize balance sheet and capital across U.S. businesses » Operate at large financial institution standards » Continue to improve loyalty and customer experience across digital/physical channels SBNA » Enhance Earning Asset mix to drive further improvement in margins » Optimize originations and maintain appropriate risk-return profile SC » Enhance dealer and customer experience to drive originations growth » Focus on strong operations, credit risk management and pricing to drive profitability 8

SHUSA QUARTERLY PROFITABILITY1,2 FY19 net income improved YoY NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M) $1,622 $1,619 $1,043 $956 $987 $1,604 $1,603 $915 $1,599 $821 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 PRE-TAX INCOME ($M) NET INCOME ($M) $562 $407 $383 $356 $270 $240 $213 $184 $132 $126 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 9 1 Net income includes noncontrolling interest. Refer to page 25 for additional detail. 2 See Page 22 for the consolidating income statement.

NIM AND INTEREST RATE RISK (IRR) SENSITIVITY SHUSA’s asset sensitive position has decreased since 4Q18 NET INTEREST MARGIN SHUSA INTEREST RATE RISK (Change in annual net interest income for parallel rate movements) SC Up 100bps 10.2% 10.0% 10.1% 10.0% 2.9% 2.5% 2.5% 9.5% 1.8% 1.3% SHUSA 5.9% 5.8% 5.7% 5.6% 5.4% 4Q18 1Q19 2Q19 3Q19 4Q19 SBNA -1.1% 3.3% 3.2% 3.1% Down 100bps -1.9% 3.0% 2.8% -2.8% -2.7% -3.1% 4Q18 1Q19 2Q19 3Q19 4Q19 10

BALANCE SHEET OVERVIEW 1 SHUSA’s balance sheet reflects the combination of bank-funded core deposits and an auto finance company with diversified liquidity Home Equity SC revolving credit 3% Other Loans 1% Savings facilities, 3% Goodwill 3% 4% SC secured Auto Loans SBNA 4% Auto Loans - SC FHLB Borrowings structured financings 20% 5% 19% Cash 5% Other Liabilities 5% Residential Certificates of 6% deposit $125B 6% $149B Liabilities Other Assets Other 6% 2 Borrowings Money C&I and Other 7% $24B market Assets Commercial 18% Multi-family 16% 6% Equity Interest-bearing demand 7% CRE 6% Noninterest- Investments bearing demand Equity (including Non- controlling interest (“NCI”) Operating Lease Assets 13% 10% 16% 11% 11 1 See page 24 for the consolidated balance sheet 2 Includes loans held for sale and allowance for loan and lease losses

BALANCE SHEET TRENDS1 Balance sheet trend reflects loan and lease growth funded by deposits and borrowed funds ASSETS ($B) LIABILITIES & EQUITY ($B) Gross Loans Investments Leases Other Assets Short Term Funds Equity IB Deposits Borrowed Funds NIB Deposits Other Liabilities $149 $144 $147 $149 $144 $147 $135 $139 $135 $139 7 8 8 8 6 7 8 8 12 12 5 6 15 15 12 13 15 15 10 16 16 14 14 14 15 16 18 19 49 51 15 15 45 46 49 49 51 53 88 90 92 93 94 47 48 24 24 25 25 24 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 LOANS & LEASES ($B) DEPOSITS ($B) Auto C&I CRE Leases Res. Mtg Other Money Market NIB Deposits IB Deposits CD Savings Other $109 $110 $68 $104 $106 $67 $102 4 3 $63 $64 3 2 $61 1 6 3 14 14 1 1 6 16 15 6 6 6 16 9 10 16 16 8 9 14 15 8 14 10 10 9 9 17 17 17 9 17 17 15 15 14 15 15 25 24 24 23 24 24 24 24 26 27 29 30 32 34 36 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 12 1 See pages 35 and 36 for trend detail on SBNA loan portfolio

BORROWED FUNDS PROFILE Public issuances consist of SHUSA unsecured debt and SC auto ABS SHUSA CONSOLIDATED ($B) SHUSA HOLDCO ($B) SHUSA Debt SBNA SC ABS SC Private Amortizing SC 3rd Party & Other SHUSA Debt $9.9 $9.9 $49.2 $50.7 5.5 5.4 6.6 7.7 20.4 20.5 6.8 7.2 9.9 9.9 Q3 2019 Q4 2019 Q3 2019 Q4 2019 SBNA ($B) SC ($B) FHLB Bank Debt ABS Private Amortizing 3rd Party Intragroup 1 $7.1 $6.8 $41.6 0.1 0.1 $38.9 5.7 5.3 6.6 7.7 6.6 7.7 6.7 7.0 20.4 20.5 Q3 2019 Q4 2019 Q3 2019 Q4 2019 13 1 Intragroup balance includes lending from SHUSA to SC, which is eliminated at the consolidated level

SHUSA DEBT & TLAC During 4Q19: » SHUSA redeemed $0.3B of debt owned by BSI clients » SHUSA issued $0.4B debt due July 2023 to BSI clients » On October 29, 2019, SHUSA injected $20MM of capital into SSLLC In October, SHUSA exchanged $0.95B of the 4.45% debt (due 2021) and 3.70% debt (due 2022) for new 3.24% debt (due 2026) As of 4Q19, SHUSA met the Federal Reserve TLAC and Long-term debt (“LTD”) requirements, with 21.6% TLAC, 6.6% LTD1 and a CET1 ratio of 14.6% DEBT MATURITY SCHEDULE ($ in Billions) $2.2 $1.2 $1.8 $1.1 $1.3 Sr. Sr. Sr. Debt L+100 $0.4 $1.1 L+110 2.875% $1.1 $0.1 Sr. $0.9 L+100 $1.1 $1.1 $1.0 $1.0 $1.0 $0.9 $0.6 $0.8 Sr. Sr. Sr. Sr. Sr. Sr. Sr. Sr. Debt Debt Debt Debt Debt Debt Debt Debt 2.65% 4.45% 3.70% 3.40% 3.50% 4.50% 3.244% 4.40% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Public issuance Private placement Internal TLAC 14 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets

CAPITAL RATIOS1 SHUSA capital ratios remain at the top of peers, with recent trend driven by asset growth2 CET1 TIER 1 LEVERAGE RATIO 15.5% 15.4% 14.0% 13.9% 15.0% 15.0% 13.7% 14.6% 13.6% 13.1% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 18.4% 18.1% 16.9% 16.7% 17.7% 17.7% 16.3% 16.2% 17.2% 15.8% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 15 1 Capital ratios calculated under the U.S. Basel III framework on a transitional basis. 2 See page 28 for comparison of SHUSA capital ratios to peers.

ESTIMATED CURRENT EXPECTED CREDIT LOSSES (“CECL”) IMPACT Dollars in Millions (Estimated)1 (Audited) (Audited) Allowance Ratios January 1, 2020 December 31, 2019 December 31, 2018 Total Loans Held for Investment (LHFI) $92,705 $92,705 $87,046 Total Allowance for Credit Loss (ACL) ~$6,267 $3,738 $3,993 Total Allowance Ratio ~6.8% 4.0% 4.6% » Estimated Day 1 CECL impact is expected to increase Q4 2019 allowance for credit loss by ~$2.5B • Total allowance coverage ratio increases to ~6.8% » Expected impact to Q1 2020 CET1 ratio of -24 basis points, with phase-in, and -97 basis points, fully phased-in. » Expected impact to Q1 2020 total capital ratio of -23 basis points, with phase-in, and -92 basis points, fully phased-in. » Day 2 post-implementation impact will depend on several factors: • Mix and credit trends in the portfolio • Balance sheet growth • Outlook of macroeconomic conditions 16 1 Estimated and subject to change due to various internal and external factors

SBNA ASSET QUALITY SBNA asset quality metrics remain stable and in-line with bank peers ANNUALIZED NET CHARGE-OFF RATIO NPL RATIO1 0.97% 1.00% 0.92% 0.82% 0.75% 0.50% 0.48% 0.76% 0.78% 0.76% 0.76% 0.76% 0.39% 0.37% 0.41% 0.49% 0.46% 0.36% 0.21% 0.27% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 SBNA Large Banks ALLL TO TOTAL LOANS2 RESERVE COVERAGE (ALLL/NPL) 157.0% 149.4% 148.0% 153.5% 154.3% 128.1% 1.07% 1.09% 1.10% 1.10% 1.10% 118.3% 108.3% 104.6% 110.4% 1.06% 1.05% 1.02% 0.97% 0.96% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 17 1 NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”) 2 ALLL = Allowance for loan and lease losses * Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC

SC ORIGINATIONS Twelve Months Ended Variance Dollars in Millions FY 2018 FY 2019 FYoFY (%) Total Core Retail Auto $ 9,416 $ 10,033 7% Chrysler Capital Loans (<640)1 5,718 5,617 (2%) Chrysler Capital Loans (≥640)1 3,921 7,146 82% Total Chrysler Capital Retail 9,638 12,763 32% Total Leases2 9,752 8,538 (12%) Total Auto Originations3 $ 28,807 $ 31,316 9% SBNA Originations4 $1,855 $6,960 275% 1 Approximate FICOs 2 Includes nominal capital lease originations 18 3 Includes SBNA Originations 4 SBNA Originations remain off SC’s balance sheet, servicing rights retained

SC ASSET QUALITY Delinquency Ratios: 30-59 Days Delinquent 10.5% 11.0% 10.5% 9.4% 9.5% Early stage delinquencies improved 130 bps YoY 8.4% 9.4% 9.5% 9.7% 8.4% Delinquency Ratios: >59 Days Delinquent 6.0% 5.5% 5.1% 4.7% 4.7% Late stage delinquencies improved 90 bps YoY 4.2% Gross Charge-off Rates 20.2% 19.5% 18.3% Gross charge-off rates decreased 290 bps YoY 17.6% 17.3% 16.1% Net Charge-off Rates 10.6% 8.8% 10.6% 8.6% 8.1% 6.4% 8.8% Net charge-offs decreased 230 bps YoY 8.6% 8.1% 8.3% 6.4% Q3 2018 Q4 2018 Q1 2019 Q2Q2 20192019 Q3Q3 20192019 Q4Q4 20192019 19

RATING AGENCIES On September 13, 2019, S&P affirmed SHUSA’s ratings at BBB+/A-2 and SBNA’s ratings at A-/A-2. The outlook for both remains Stable. On July 15, 2019, Fitch affirmed the ratings for SHUSA and SBNA at BBB+/F-2 and the outlook at Stable. On December 14, 2017, Moody’s upgraded SBNA’s long-term rating by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted. Santander SHUSA SBNA December 2019 Te S&P Moody’s Fitch S&P Moody’s Fitch S&P Moody’s Fitch Short Term A-1 P-1 F-2 A-2 N/A F-2 A-2 P-1 F-2 Deposits Long-Term A-1 A2 A N/A N/A N/A A-2 A2 A- Deposits Senior Debt A A2 A- BBB+ Baa3 BBB+ A- Baa1 BBB+ Outlook Stable Stable Stable Stable Stable Stable Stable Stable Stable 20

APPENDIX

CONSOLIDATING INCOME STATEMENT (FULL YEAR)

(US $ Millions)	For the year ended period December 31, 2019				
	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Interest income	$ 2,824	$ 5,303	$ 57	$ 466	$ 8,650
Interest expense	(685)	(1,335)	(123)	(64)	(2,207)
Net interest income	$ 2,139	$ 3,968	$ (66)	$ 402	$ 6,443
Fees & other income/(expense)	603	2,764	$ (96)	452	3,723
Other non interest income/(loss)	6	-	$ (1)	1	6
Net revenue/(loss)	$ 2,748	$ 6,732	$ (163)	$ 855	$ 10,172
General & administrative, and other expenses	(2,250)	(3,284)	(193)	(639)	(6,366)
Other expenses	-	-	-	-	-
Provision for credit losses	(208)	(2,094)	3	7	(2,292)
Income/(loss) before taxes	$ 290	$ 1,354	$ (353)	$ 223	$ 1,514
Income tax (expense)/benefit	(45)	(360)	19	(86)	(472)
Net income/(loss)	$ 245	$ 994	$ (334)	$ 137	$ 1,042
Less: Net income attributable to NCI[3]	-	289	-	-	289
Net income attributable to SHUSA	$ 245	$ 705	$ (334)	$ 137	$ 753

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 SHUSA net income includes NCI.

22

Santander

CONSOLIDATING INCOME STATEMENT (Q4)

(US $ Millions)	For the three-month period ended December 31, 2019				
	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Interest income	$ 695	$ 1,325	$ 17	$ 111	$ 2,148
Interest expense	(175)	(332)	(26)	(16)	(549)
Net interest income	$ 520	$ 993	$ (9)	$ 95	$ 1,599
Fees & other income/(expense)	151	638	$ (32)	109	866
Other non interest income	3	-	-	-	3
Net revenue/(loss)	$ 674	$ 1,631	$ (41)	$ 204	$ 2,468
General, administrative and other expenses	(612)	(864)	(33)	(138)	(1,647)
Other expenses	-	-	-	-	-
Provision for credit losses	(63)	(545)	(1)	1	(608)
Income/(loss) before taxes	$ (1)	$ 222	$ (75)	$ 67	$ 213
Income tax (expense)/benefit	(1)	(76)	20	(30)	(87)
Net income/(loss)	$ (2)	$ 146	$ (55)	$ 37	$ 126
Less: Net income attributable to NCI[3]	-	39	-	-	39
Net income attributable to SHUSA	$ (2)	$ 107	$ (55)	$ 37	$ 87

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 SHUSA net income includes NCI.

23

Santander

CONSOLIDATING BALANCE SHEET

(US $ millions)	December 31, 2019 SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Assets					
Cash and cash equivalents	$ 4,878	$ 82	$ (93)	$ 2,777	$ 7,644
Investments available-for-sale at fair value	10,958	92	-	3,290	14,340
Investments held-to-maturity	3,939	-	-	-	3,939
Other investment securities[3]	990	-	2	4	996
Loans held for investment ("HFI")	54,973	30,810	(40)	6,962	92,705
Less ALLL	(533)	(3,043)	2	(72)	(3,646)
Total loans HFI, net	54,440	27,767	(38)	6,890	89,059
Goodwill	3,403	74	967	-	4,444
Other assets	6,063	20,908	305	1,801	29,077
Total assets	$ 84,671	$ 48,923	$ 1,143	$ 14,762	$ 149,499
Liabilities and Stockholder's Equity					
Deposits	$ 61,698	$ -	$ (3,357)	$ 8,986	$ 67,327
Borrowings and other debt obligations	7,161	39,194	4,297	2	50,654
Other liabilities	2,131	2,410	146	2,432	7,119
Total liabilities	70,990	41,604	1,086	11,420	125,100
Stockholder's equity including noncontrolling interest	13,681	7,319	57	3,342	24,399
Total liabilities and stockholder's equity	$ 84,671	$ 48,923	$ 1,143	$ 14,762	$ 149,499

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

24

Santander

QUARTERLY TRENDED STATEMENT OF OPERATIONS (US $ Millions) 4Q18 1Q19 2Q19 3Q19 4Q19 Interest income $ 2,095 $ 2,141 $ 2,176 2,185 2,148 Interest expense (491) (538) (554) (566) (549) Net interest income 1,604 1,603 1,622 1,619 1,599 Fees & other income 807 897 961 999 866 Other non interest income (5) (2) 2 2 3 Net revenue 2,406 2,498 2,585 2,620 2,468 General, administrative, and other expenses (1,491) (1,542) (1,542) (1,633) (1,647) Provision for credit losses (731) (600) (481) (604) (608) Income before taxes 184 356 562 383 213 Income tax (expense)/benefit (52) (116) (155) (113) (87) Net income $ 132 $ 240 $ 407 $ 270 $ 126 Less: Net income attributable to NCI 32 73 111 67 39 Net income attributable to SHUSA $ 100 $ 167 $ 296 $ 203 $ 87 25

ANNUAL PROFITABILITY1 NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M) NII NIM $8 10% $6,901 $4,873* $7 $6,565 $6,424 $6,345 $6,443 9% $3,935 $6 $3,757 $3,806 8% $3,561 $5 6.1% 7% $4 6.0% 5.7% 5.6% 5.5% 6% $3 5% $2 4% $1 $- 3% $425 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 PRE-TAX INCOME ($M) NET INCOME ($M) $1,393* $1,417 $1,514 $958 $991 $1,042 $793* $955 $801 $641 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 $(3,655) $(3,055) 26 1 Net income includes non-controlling interest * Non-GAAP pro-forma figures exclude the following expenses for 2015: $96 MM tax provision and $4.4B goodwill impairment.

SHUSA CAPITAL RATIOS PEER COMPARISON CET1 TIER 1 LEVERAGE RATIO 14.63% 13.13% 1,2 Peer Group Median = 9.65% 1,2 Peer Group Median = 10.13% TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 15.80% 17.23% 1,2 1,2 Peer Group Median = 11.26% Peer Group Median = 13.49% 27 * Data as of December 31, 2019 1 Peers: ALLY, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, TD, TF 2 Peer data from SNL Financial

NON-GAAP TO GAAP RECONCILIATIONS $ Millions SHUSA Pre-Tax Pre-Provision Income 4Q18 1Q19 2Q19 3Q19 4Q19 Pre-tax income, as reported $ 184 $ 356 $ 562 $ 383 $ 213 Add back: Provision for credit losses 731 600 481 604 608 Pre-tax pre-provision income $ 915 $ 956 $ 1,043 $ 987 $ 821 CET 1 to Risk-Weighted Assets 4Q18 1Q19 2Q19 3Q19 4Q19 CET 1 capital $ 16,759 $ 16,979 $ 17,277 $ 17,504 $ 17,392 Risk-weighted assets 107,916 110,469 114,877 116,652 118,898 Ratio 15.5% 15.4% 15.0% 15.0% 14.6% Tier 1 Leverage Tier 1 capital $ 18,193 $ 18,397 $ 18,695 $ 18,888 $ 18,781 Average total assets for leverage capital purposes 129,681 132,154 136,165 139,301 143,057 Ratio 14.0% 13.9% 13.7% 13.6% 13.1% Tier 1 Risk-Based Tier 1 capital $ 18,193 $ 18,397 $ 18,695 $ 18,888 $ 18,781 Risk-weighted assets 107,916 110,469 114,877 116,652 118,898 Ratio 16.9% 16.7% 16.3% 16.2% 15.8% Total Risk-Based Risk-based capital $ 19,807 $ 20,039 $ 20,391 $ 20,601 $ 20,480 Risk-weighted assets 107,916 110,469 114,877 116,652 118,898 Ratio 18.4% 18.1% 17.7% 17.7% 17.2% 28

SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M)1 600 5.00% $541 $541 $547 $531 $520 160 $152 4.50% $143 $140 $145 500 140 4.00% 120 400 3.2% 3.2% 3.1% 3.0% 3.50% 2.8% 100 300 3.00% 80 $62 2.50% 200 60 2.00% 40 100 1.50% 20 0 1.00% 0 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 PRE-TAX INCOME ($M)1 NET INCOME/(LOSS) ($M)1 120 $105 100 $100 $85 $87 100 $92 $95 90 $76 80 80 70 $63 60 60 50 40 40 30 20 20 ($1) 10 ($2) 0 0 4Q18 1Q19 2Q19 3Q19 4Q19 (10) 4Q18 1Q19 2Q19 3Q19 4Q19 -20 29 1 Includes non-recurring compensation expenses. Please see form 10-K for further details.

SBNA: QUARTERLY TRENDED STATEMENT OF OPS OF OPS (US$ in Millions) 4Q18 1Q19 2Q19 3Q19 4Q19 Interest income $ 680 $ 698 $ 719 $ 712 $ 695 Interest expense (139) (157) (172) (181) (175) Net interest income $ 541 $ 541 $ 547 $ 531 $ 520 Fees & other income 138 130 142 180 151 Other non-interest income (5) (2) 2 2 3 Net revenue $ 674 $ 669 $ 691 $ 713 $ 674 General, administrative & other expenses (531) (529) (539) (568) (612) Release of/(provision for) credit losses (43) (48) (47) (50) (63) Income before taxes $ 100 $ 92 $ 105 $ 95 $ (1) Income tax expense (37) (16) (20) (8) (1) Net income/(loss) $ 63 $ 76 $ 85 $ 87 $ (2) 4Q18 1Q19 2Q19 3Q19 4Q19 Net interest margin before provision 3.25% 3.15% 3.11% 2.97% 2.81% 30

SBNA: QUARTERLY AVERAGE BALANCE SHEET SBNA: QUARTERLY AVERAGE BALANCE SHEET (In millions) 4Q19 3Q19 Change 4Q18 Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments $ 18,159 2.12% $ 16,207 2.25% $ 1,952 -0.13% $ 15,739 2.49% Loans 56,042 4.28% 55,337 4.49% 705 -0.21% 51,583 4.52% Allowance for loan losses (542) --- (553) --- 11 --- (536) --- Other assets 9,889 --- 9,757 --- 132 --- 8,629 --- TOTAL ASSETS $ 83,548 3.33% $ 80,748 3.53% $ 2,800 -0.20% $ 75,415 3.61% Interest-bearing demand deposits 8,937 0.48% 8,920 0.69% 17 -0.21% 8,369 0.63% Noninterest-bearing demand deposits 12,223 --- 12,245 --- (22) --- 12,025 --- Savings 3,731 0.06% 3,813 0.07% (82) -0.01% 3,812 0.64% Money market 28,201 1.17% 26,357 1.28% 1,844 -0.11% 26,737 1.06% Certificates of deposit 7,839 1.91% 7,077 2.06% 762 -0.15% 5,808 1.70% Borrowed funds 6,502 2.57% 6,255 2.82% 247 -0.25% 3,614 3.19% Other liabilities 2,278 --- 2,226 --- 52 --- 1,747 --- Equity 13,837 --- 13,855 --- (18) --- 13,301 --- TOTAL LIABILITIES & STOCKHOLDER'S EQUITY $ 83,548 0.84% $ 80,748 0.90% $ 2,800 -0.06% $ 75,413 0.74% NIM 2.81% 2.97% -0.16% 3.25% 31

SBNA: FUNDING – DEPOSITS AVERAGE NON-MATURITY DEPOSIT AVERAGE TOTAL DEPOSIT BALANCE1 ($B) BALANCES1 ($B) 60.0 Non-Maturity Deposit Balances Avg. Interest Cost 1.00% 70.0 Total Deposits Avg. Interest Cost 1.20% $50.0 $48.1 60.0 $57.8 1.10% 50.0 $47.7 $47.0 $47.3 $55.2 0.90% $53.5 $53.7 $54.5 50.0 0.96% 1.00% 40.0 0.80% 0.93% 0.77% 0.80% 0.89% 40.0 0.87% 0.90% 0.74% 0.74% 30.0 0.79% 0.68% 30.0 0.80% 0.70% 20.0 20.0 0.70% 0.60% 10.0 10.0 0.60% - 0.50% - 0.50% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 32 1 Represents average quarterly balances. * SBNA total deposits less the SHUSA cash deposit held at SBNA.

SBNA: ASSET QUALITY SBNA asset quality metrics remain in line with large bank peers NPLs CRITICIZED BALANCES1 $535 Criticized Balances Criticized Ratio $504 $508 $2,300 10.00% $453 $2,230 $416 9.00% $2,200 $2,142 $2,093 8.00% $2,065 $2,100 7.00% $2,000 6.00% $1,903 5.00% -17% $1,900 4.00% $1,800 4.05% 3.00% 3.68% 4.02% 3.79% 3.73% $1,700 2.00% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 DELINQUENCY2 TEXAS RATIO3 9.02% 8.95% 8.44% 8.32% 8.25% 0.82% 0.85% 0.75% 0.74% 0.70% 7.58% 7.41% 7.02% 6.43% 5.33% 0.62% 0.60% 0.54% 0.50% 0.47% Large Banks SBNA Large Banks SBNA 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 33 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD 3 See slide 39 for non-GAAP measurement reconciliation of Texas Ratio

SBNA: ASSET QUALITY (CONTINUED) Outstandings* NPLs to Total Loans Net Charge-Offs MORTGAGES HOME EQUITY 10 7.00% $9.0 $9.1 $9.0 6,000,000,040 7.00% $8.5 $5.3 $5.2 9 $8.2 6.00% $5.0 6.00% $4.8 $4.6 8 5,000,000,0405.00% 5.00% 7 4.00% 4,000,000,040 4.00% 6 3.00% 1.8% 1.8% 1.8% 1.9% 1.9% 3.00% 1.1% 1.1% 5 1.1% 1.0% 0.7% 3,000,000,0402.00% 2.00% 4 1.00% 1.00% 3 2,000,000,0400.00% 0.00% 2 0.0% -1.00% -1.00% 0.0% 0.0% 0.0% -0.1% 1,000,000,040 0.0% -0.1% -0.1% -0.1% 0.0% 1 -2.00% -2.00% - -3.00% 40 -3.00% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 COMMERCIAL REAL ESTATE1 SANTANDER REAL ESTATE CAPITAL (SREC) $8.4 $8.5 $8.4 $8.5 7.0% 6 9,000,000,0007.0% $8.3 $5.3 $5.4 $5.3 $5.5 $5.5 8,000,000,0006.0% 6.0% 5 7,000,000,0005.0% 5.0% 4.0% 4 6,000,000,0004.0% 3.0% 5,000,000,0003.0% 3 2.0% 2.0% 0.8% 4,000,000,000 0.4% 0.1% 0.1% 0.1% 0.0% 1.0% 0.1% 0.1% 0.0% 0.1% 1.0% 3,000,000,000 2 0.0% 0.0% 0.1% 2,000,000,000 -1.0% 1 0.0% 0.0% 0.0% 0.0% -1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1,000,000,000-2.0% -2.0% - -3.0% - -3.0% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 OUTSTANDINGS $ NPL RATIO % Net Charge Off Rate % 34 1 Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included . .in separate graph) * Dollars in billions

SBNA: ASSET QUALITY (CONTINUED) Outstandings* NPLs to Total Loans Net Charge-Offs COMMERCIAL BANKING1 CORPORATE & INVESTMENT BANKING $15.2 8,000,000,000 7.0% 16 $14.6 $14.9 $15.0 $14.6 7.0% $6.9 7,000,000,000 $6.4 6.0% 14 6.0% $6.0 $5.8 $6.0 5.0% 5.0% 12 6,000,000,000 4.0% 4.0% 5,000,000,000 10 3.0% 3.0% 1.6% 1.4% 1.5% 1.4% 1.3% 1.3% 1.2% 2.0% 8 1.2% 2.0% 4,000,000,000 0.4% 0.4% 1.0% 6 1.0% 3,000,000,000 0.0% 0.0% 4 0.4% 0.6% 2,000,000,000 0.3% 0.4% 0.2% 0.1% 0.3% -1.0% 0.0% 0.0% 0.0% -1.0% 2 -2.0% 1,000,000,000 -2.0% - -3.0% - -3.0% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 OTHER CONSUMER2 INDIRECT AUTO3 2) $1.7 10.00% 7,000,000,000 $6.5 7.00% $1.6 $1.5 2) $1.5 9.00% $1.4 6,000,000,000 $5.3 6.00% 1) 8.00% 5,000,000,000 5.00% 1) 7.00% 5.1% 5.3% 6.00% $3.8 1) 4.6% 4.7% 4.8% 4,000,000,000 4.00% 5.00% 1) 4.00% 3,000,000,000 $2.3 3.00% 1) 3.00% $1.6 2.00% 1.6% 2,000,000,000 0.8% 0) 1.3% 1.3% 1.3% 1.4% 0.6% 2.00% 0.5% 0.7% 0.4% 1,000,000,000 0.2% 0.3% 0.3% 0.3% 1.00% 0) 1.00% 0.2% - 0.00% - 0.00% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 1 Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler 35 .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. 2 Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail run-off 3 Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 * Dollars in billions

SBNA: CAPITAL RATIOS CET1 TIER 1 LEVERAGE RATIO 17.1% 14.1% 16.8% 16.2% 13.9% 13.6% 13.4% 16.0% 15.8% 12.8% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 18.2% 17.1% 16.8% 17.8% 17.2% 16.2% 16.0% 15.8% 17.0% 16.8% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 36 * Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: NON-GAAP TO GAAP RECONCILIATIONS $ Millions SBNA Pre-Tax Pre-Provision Income 4Q18 1Q19 2Q19 3Q19 4Q19 Pre-tax income, as reported $ 100 $ 92 $ 105 $ 95 $ (1) Add back: (Release of)/provision for credit losses 43 48 47 50 63 Pre-tax pre-provision income $ 143 $ 140 $ 152 $ 145 $ 62 CET 1 to Risk-Weighted Assets 4Q18 1Q19 2Q19 3Q19 4Q19 CET 1 capital $ 10,179 $ 10,239 $ 10,303 $ 10,335 $ 10,220 Risk-weighted assets 59,394 61,057 63,635 64,543 64,678 Ratio 17.1% 16.8% 16.2% 16.0% 15.8% Tier 1 Leverage Tier 1 capital $ 10,179 $ 10,239 $ 10,303 $ 10,335 $ 10,220 Average total assets for leverage capital purposes 72,309 73,903 75,719 77,262 80,007 Ratio 14.1% 13.9% 13.6% 13.4% 12.8% Tier 1 Risk-Based Tier 1 capital $ 10,179 $ 10,239 $ 10,303 $ 10,335 $ 10,220 Low level recourse deduction - - - - - Risk-weighted assets 59,394 61,057 63,635 64,543 64,678 Ratio 17.1% 16.8% 16.2% 16.0% 15.8% Total Risk-Based Risk-based capital $ 10,820 $ 10,890 $ 10,952 $ 10,965 $ 10,844 Risk-weighted assets 59,394 61,057 63,635 64,543 64,678 Ratio 18.2% 17.8% 17.2% 17.0% 16.8% 37

(cont.)SBNA: NON-GAAP TO GAAP RECONCILIATIONS (cont.) SBNA Texas Ratio 4Q18 1Q19 2Q19 3Q19 4Q19 Total Equity $ 13,408 $ 13,561 $ 13,736 $ 13,799 $ 13,681 Less: (3,636) (3,607) (3,632) (3,635) (3,643) - - - - - Add: Allowance for loan losses 546 560 560 536 533 Total equity and loss allowances for Texas Ratio $ 10,318 $ 10,514 $ 10,664 $ 10,700 $ 10,571 Nonperforming assets $ 526 $ 558 $ 528 $ 470 $ 433 90+ DPD accruing 7 7 6 6 6 Accruing troubled debt restrcuturings 232 232 215 212 122 Total nonperforming assets $ 765 $ 797 $ 749 $ 688 $ 561 Texas ratio 7.4% 7.6% 7.0% 6.4% 5.3% 38

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